UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  September 23, 2008


                       Morgan Stanley Charter Graham L.P.
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             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                       0-25603                  13-4018068
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


c/o Demeter Management Corporation,
522 Fifth Avenue, 13th Floor, New York, NY                          10036
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:   (212) 296-1999


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          (Former Name or Former Address, if Changed Since Last Report)


   |_| Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 8.01.  Other Events.
                  ------------

      Demeter Management Corporation, the general partner of the Registrant, Charter WCM, and Charter Aspect (the "General Partner"), will terminate the offering of units of limited partnership of the Registrant, Charter WCM, and Charter Aspect after the November 30, 2008 monthly closing. As a result, effective December 1, 2008, the General Partner will no longer accept any subscriptions for new investments in any of the Charter Series of partnerships nor any exchanges into any Charter Series partnership, including exchanges among the partnerships.

      It is possible that there may not be sufficient units of Charter WCM available for sale through the November 30, 2008 monthly closing to satisfy all subscriptions and requests for exchanges for Charter WCM units, and, accordingly, subscriptions and exchange requests for Charter WCM will be handled on a first-come, first-served, basis, with the General Partner reserving the right to handle special situations in its sole discretion.

      While no subscriptions or exchanges for the Charter Series partnerships will be accepted after the November 30, 2008 closing, the General Partner will continue to operate the partnerships and the partnerships' trading advisors will continue to trade the partnerships' assets in accordance with the terms of their respective management agreements. The management fees and incentive fees payable by each partnership to its trading advisor and the brokerage fees payable to Morgan Stanley & Co. Incorporated will remain the same. Investors in the Charter Series partnerships will continue to be able to redeem units of the partnerships at any month-end closing subject to the terms, conditions and charges set forth in the Charter Series prospectus dated May 1, 2008. Investors will continue to receive monthly and annual reports as they have in the past, and the partnerships will continue to file periodic reports with the Securities and Exchange Commission, as required under the Securities Exchange Act.

      As a result of the termination of the offering, the General Partner will terminate the escrow agreement with The Bank of New York and the selling agreement with Morgan Stanley & Co. Incorporated following the November 30, 2008, monthly closing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MORGAN STANLEY CHARTER GRAHAM L.P.


Date:  September 23, 2008                 By:   Demeter Management Corporation
                                                as General Partner




                                          /s/ Walter Davis
                                          ------------------------------------
                                          Name:  Walter Davis
                                          Title: President